SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   December 11, 2002

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	1-14667 (Commission File Number)	91-1653725 (I.R.S. Employer Identification No.)

1201 Third Avenue
Seattle, Washington 98101
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:    (206) 461-2000

Item 9.  Regulation FD Disclosure.

      On December 11, 2002, Kerry K. Killinger, Chairman, President and Chief Executive Officer and other officers of Washington Mutual, Inc. will make the following presentation at the Washington Mutual Investor Day:

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

WASHINGTON MUTUAL, INC.

/s/ Fay L. Chapman

By: Fay L. Chapman Senior Executive Vice President

Date:  December 10, 2002

Washington Mutual

Investor Day

December 11, 2002

Kerry Killinger
Chairman, President and CEO

Overview

Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended September 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin, along with the potential decreases in mortgage loan volumes and a corresponding reduction in gain from mortgage loans; the impact of falling interest rates may accelerate mortgage prepayment rates, which would increase the impairment on mortgage servicing rights ("MSR") and may result in balance sheet shrinkage causing a potential reduction in net interest income; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Today's Agenda

- Introductory Remarks
- The Power of Our Brand
- Accelerating Our Growth Retail Strategy
- CFO Top Priorities
- Managing Key Risk Factors

Overview

Today's Key Takeaways

- Growth retailer of consumer financial services
  - Not a bank or a thrift
  - Mass market consumer focus
  - Powerful franchise with barriers to entry
- Significant opportunities to grow and leverage consumer households organically
  - Apply leading national brand across key businesses
  - Trail blaze with mortgage presence
  - Overlay innovative retail banking platform
  - Drive new households through flagship products
  - Follow with aggressive cross-sells
  - Capture 30%+ household market share in most attractive MSAs

Overview

Today's Key Takeaways

- Growth retailer of consumer financial services
- Significant opportunities to grow and leverage consumer households organically
- Strong and disciplined risk management strategies supported by:
  - Experienced management
  - Well defined processes
  - Technology
- Credit risk profile lower than large national banking competitors
- Well positioned to achieve business objectives and deliver superior shareholder returns

Washington Mutual

Washington Mutual

Investor Day

December 11, 2002

The Power of the Washington Mutual Brand

Brad Davis
Marketing Director

Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended September 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin, along with the potential decreases in mortgage loan volumes and a corresponding reduction in gain from mortgage loans; the impact of falling interest rates may accelerate mortgage prepayment rates, which would increase the impairment on mortgage servicing rights ("MSR") and may result in balance sheet shrinkage causing a potential reduction in net interest income; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Outline

- Profile
- Trail Blazing the Brand Through Home Loans
- The New York Case Study

The Power of the Washington Mutual Brand

Profile

Brand as a Powerful Corporate Asset

Kellogg's

Microsoft

WAL★MART

Coca-Cola

SOUTHWEST AIRLINES

Profile

Brand as a Powerful Corporate Asset

The Power of the Washington Mutual Brand

Profile

The Washington Mutual Brand

- Successfully influences consumer preferences
- Helps sustain our momentum during market swings
- Builds recognition in new markets and with new distribution channels
- Motivates employees, channel partners, and consumers
- Builds market share

The Power of the Washington Mutual Brand

Trail Blazing the Brand Through Home Loans

Brand Strategy

- Enter new markets with mortgage products to firmly establish a strong brand presence with home loans
- Pave the way for the entrance of our other retail banking products
- Strategy: Successfully deployed in Las Vegas, Phoenix, Atlanta, Denver, and New York

Trail Blazing the Brand Through Home Loans

The WaMu Brand Model

- Preemptive, category unique business model; we can say YES more often
- Goal: Build and maintain a leading national brand

The Power of the Washington Mutual Brand

Trail Blazing the Brand Through Home Loans

The Power of Yes®

#1 recognized brand in mortgage lending*



20%
15%
10%
5%
0%
17.4%
13.6%
11.4%
8.4%
8.0%
6.0%
WaMu
Wells Fargo
B of A
Citibank
Chase
Countrywide
June 2002

* Source: Independent study, TRD Frameworks, Inc.

The Power of the Washington Mutual Brand

Trail Blazing the Brand Through Home Loans

Brand Uniqueness

- Be *What* others are not
- Be *Where* others are not
- Make the *Medium* the message
- Always *Raise* the bar

Trail Blazing the Brand Through Home Loans

Be What Others Are Not

- Juxtapose against the industry status quo
- Reduce anxiety over getting a loan
- Reflect a smarter, more enlightened consumer-based approach to home ownership

The Power of the Washington Mutual Brand

Trail Blazing the Brand Through Home Loans

Be Where Others Are Not

- Don't copy typical media strategies
- Outsmart, don't outspend
- Pioneer unique affliations

The Power of the Washington Mutual Brand

Trail Blazing the Brand Through Home Loans

Make the Medium the Message

- Pioneer new, never-seen unique media
- Gain hands-on, on-site market knowledge
- Utilize PR to effectively multiply awareness

The Power of the Washington Mutual Brand

Trail Blazing the Brand Through Home Loans

Always Raise the Bar

- Use research to guide actions
- Encourage new branding approaches
- Maintain the position of market leadership

The Power of the Washington Mutual Brand

Trail Blazing the Brand Through Home Loans

The Power of Yes®


WALK IN LIKE YOU
OWN THE PLACE.
BECAUSE NOW YOU DO.
Washington Mutual
HOME LOANS
THE POWER OF YES

The Power of the Washington Mutual Brand

Trail Blazing the Brand Through Home Loans

Utilizing Unique Media


WHEN ARE FOUR WALLS MORE THAN FOUR WALLS?
WHEN THEY'RE YOUR WALLS.
Washington Mutual HOME LOANS
THE POWER OF YES.
Two North Riverside Plaza

The Power of the Washington Mutual Brand

Trail Blazing the Brand Through Home Loans

The Medium is the Message


WE'VE BEEN GETTING PEOPLE INTO THEIR DREAM HOMES FOR YEARS.
Washington Mutual
HOME LOANS
THE POWER OF YES.

The Power of the Washington Mutual Brand

Trail Blazing the Brand Through Home Loans

Innovation is Key



CROWNE PLAZA
WE'VE GOT A LOAN FOR EVERY HOME
EVEN THIS ONE.
Washington Mutual

The Power of the Washington Mutual Brand

Trail Blazing the Brand Through Home Loans

Our Brand Philosophy

- Be different
- Be a leader not a follower
- Build a foundation of brand awareness
- Firmly establish the attributes most critical to the brand

The Power of Yes®

The Power of the Washington Mutual Brand

The New York Case Study

- "New York branch banking is not a pleasant experience unless you are a high-net-worth individual. Washington Mutual will change that."

  Newsday, July 30, 2001

The Power of the Washington Mutual Brand

The New York Case Study

What Consumers Want

83% Friendly Service

89% Free Checking

Source: Washington Mutual Proprietary Research

The Power of the Washington Mutual Brand

The New York Case Study

- "Washington Mutual's revolutionary banking style: put people first."

  Financial Advertising Review, September 2002

The Power of the Washington Mutual Brand

VIDEO

The Power of the Washington Mutual Brand

The New York Case Study

Building a Leading Awareness



another small
REVOLUTION
in banking
CHECKING, TRULY FREE
FROM THE SHACKLES OF PER-CHECK CHARGES
FREE CHECKING
Washington Mutual



another small
REVOLUTION
in banking
THE END OF
MINIMUM BALANCE OPPRESSION
FREE CHECKING
Washington Mutual



another small
REVOLUTION
in banking
WHAT GOOD IS A FREE
CHECK CARD IF YOU HAVE TO PAY TO GET IT?
FREE CHECKING
Washington Mutual

The New York Case Study

Competitors Follow WaMu's Lead

- "While some banks stood on the sideline watching WaMu fire a shot across their bow, others were busy firing back with their own campaigns."

  Long Island Business News, July 29, 2002

The Power of the Washington Mutual Brand

The New York Case Study

Competitors Follow WaMu's Lead


What do you call a bank
that gives you up to $200
to open an account?
Your new bank.
CHASE
THIS COULD BE THE START
OF A BEAUTIFUL RELATIONSHIP.


Get $200 when you open a checking with interest
account using a check from Dime/Washington Mutual.
OR
Get $100 using a check from any other bank.

The Power of the Washington Mutual Brand

The New York Case Study



another small
REVOLUTION
in banking
WHAT GOOD IS A FREE
CHECK CARD IF YOU HAVE TO PAY TO GET IT?
FREE CHECKING
Washington Mutual

The Power of the Washington Mutual Brand

The New York Case Study



America's Most Convenient Bank
Totally FREE Checking
FREE checks too!
Seven-Day Branch Banking
Weekdays
Saturday
Sunday
OPEN
America's Best Online Banking
FREE online banking at commerceonline.com
Visit your nearest branch, connect to commerceonline.com
Commerce Bank

The Power of the Washington Mutual Brand

The New York Case Study

Consumers Heard Us

Top-of-Mind Awareness of Free Checking Products



14%
12%
10%
8%
6%
4%
2%
0%
13%
5%
3%
2%
WaMu
Chase
Citibank
Commerce

Source: Washington Mutual Proprietary Research
New York and New Jersey Consumers

The New York Case Study

… And Brought Us Their Business

Average Free Checking Openings Grow*


NY/NJ Financial Centers
Other Financial Centers
35
30
25
20
15
10
5
0
25.2
25.1
27.3
28.1
7.7
12.6
24.7
29.1
Pre-Conversion (4/28/02 - 5/19/02)
Post-Conversion (5/26/02 - 7/14/02)
Advertising Launch (7/21/02 - 9/08/02)
Sustaining (9/15/02 - 11/15/02)

* Based on openings at NY/NJ and other financial centers per week

The Power of the Washington Mutual Brand

The New York Case Study

- "…advertising specialists consider WaMu 'more like a retailer than any other bank.'"

  Quoted by Tom Holliday, President, Retail Advertising and Marketing Association

  American Banker, October 23, 2002

- "Washington Mutual is like Wal-Mart…"

  Newsday, July 20, 2001

- "…Washington Mutual bank typifies the 'retail' approach…"

  The Christian Science Monitor, February 5, 2001

The Power of the Washington Mutual Brand

VIDEO

The New York Case Study

The Brand in Action

- "In Manhattan, WaMu ads are unavoidable - it's difficult to walk two blocks without stumbling upon the name."

  Forbes, September 13, 2002

The Power of the Washington Mutual Brand

The New York Case Study

FIRST UNION

CHASE

CITIBANK

Commerce Bank

Washington Mutual

The Power of the Washington Mutual Brand

The New York Case Study

We've Built Awareness Quickly


16%
14%
12%
10%
8%
6%
4%
2%
0%
15%
12%
12%
1%
Citibank
WaMu
Chase
Commerce

Source: Washington Mutual Proprietary Research
New York and New Jersey Consumers

The New York Case Study

- "WaMu sells itself as…on the side of the people."

  US Banker, October 2002

The Power of the Washington Mutual Brand

The New York Case Study

New York/New Jersey Walk-a-thon


walkonhome™

The Power of the Washington Mutual Brand

The New York Case Study

New York Historical Society


homeofthefree™
EXIT

The Power of the Washington Mutual Brand

VIDEO

The Power of the Washington Mutual Brand

The New York Case Study

Times Square Event


spotlightonteachers™

The Power of the Washington Mutual Brand

VIDEO

The Power of the Washington Mutual Brand

Washington Mutual

MORE HUMAN INTEREST.™

Washington Mutual

Investor Day

December 11, 2002

Accelerating Our Growth
Retail Strategy

Craig Davis
President,
Home Loans and Insurance Services
Deanna Oppenheimer
President,
Banking and Financial Services

Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended September 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin, along with the potential decreases in mortgage loan volumes and a corresponding reduction in gain from mortgage loans; the impact of falling interest rates may accelerate mortgage prepayment rates, which would increase the impairment on mortgage servicing rights ("MSR") and may result in balance sheet shrinkage causing a potential reduction in net interest income; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Accelerating Our Growth Retail Strategy

Outline

- Profile
- Strategic Framework
- Opportunities to Grow Customer Relationships
- Summary

Accelerating Our Growth Retail Strategy

Profile

Growth Retailer of Consumer Financial Services

- Consumer Household Market Share*
  - 12.6 million households nationwide
  - Full-footprint in 28 of the nation's top 50 MSAs
  - 16.5% consumer household market share in top 50 MSAs
  - 30%+ consumer household market share in 12 of top 50 MSAs

* As of 9/30/02

Profile

Growth Retailer of Consumer Financial Services

Year-to-date progress*

- Added more than 1.2 million net new retail checking accounts since year-end 2001
- 25% increase in depositor and other retail banking fees, securities fees and commission and insurance income, year-over-year
- 75% increase in consumer lending volume year-over-year
- 75% increase in SFR mortgage loan volume year-over-year contributing to 12% national mortgage servicing market share and 11.4% national mortgage origination market share

* YTD 9/30/02

Accelerating Our Growth Retail Strategy

Profile

National Franchise*

Financial center stores	1,462
Home loan stores	435
Multi-family real estate lending stores	28
Consumer finance lending stores	433
Business Banking Centers	57
Total Stores	**2,415**
ATMs	2,368
Internet banking access	
24/7 telephone assistance	

* As of 9/30/02

Profile

Broad Middle Market Focus

- Mass market appeal combining:
  - Good service
  - A good deal
  - Convenient access

Accelerating Our Growth Retail Strategy

Profile

Commitment to Consumer Research

Customer research deepens knowledge and drives actions

- In a given year*
  - 1 million consumers polled
  - 100,000 employee responses
  - More than 540 individual studies assessing WaMu's quality of service, products and customer preferences

* October 31, 2001 – October 31, 2002

Accelerating Our Growth Retail Strategy

Strategic Framework

- Trail blaze with mortgage presence in nation's large MSAs
- Overlay innovative retail banking platform in select top 50 MSAs nationally
- Acquire new customers through relationship-building products:
  - Home Loans
  - Checking
- Aggressively cross-sell targeted products and services

Accelerating Our Growth Retail Strategy

Strategic Framework

Trail Blaze with Mortgage Presence

- Build mortgage presence quickly and cost effectively in large MSAs
- Rapidly grow consumer household market share
- Cross-sell targeted complementary products (HELOC/Insurance)
- Seed consumer brand position

Accelerating Our Growth Retail Strategy

Strategic Framework

Trail Blaze with Mortgage Presence

Mortgage households more likely to bring additional business to us

	Retail Banking Penetration*	
	% of WaMu Mortgage Loan Households with WaMu Retail Banking Accounts	% of General Population with WaMu Retail Banking Accounts
New Markets		
Phoenix	5.6%	2.0%
Atlanta	4.5	2.3
Las Vegas	13.8	7.0
Mature Markets		
Seattle	59.7	35.4
Los Angeles	49.5	35.0

*As of 9/30/02

Accelerating Our Growth Retail Strategy

Strategic Framework

- Trail blaze with mortgage presence in nation's large MSAs
- Overlay innovative retail banking platform in select top 50 MSAs nationally
- Acquire new customers through relationship-building products:
  - Home Loans
  - Checking
- Aggressively cross-sell targeted products and services

Accelerating Our Growth Retail Strategy

Strategic Framework

Overlay Innovative Retail Banking Platform

Sets

a new

standard



Accelerating Our Growth Retail Strategy

Strategic Framework

Overlay Innovative Retail Banking Platform

Invites

consumers

into stores


Welcome
to
Your Las Vegas
financial partner

Accelerating Our Growth Retail Strategy

Strategic Framework

Overlay Innovative Retail Banking Platform

"Teller Towers" allow easier interaction between customers and service representatives


checking savings

Accelerating Our Growth Retail Strategy

Strategic Framework

Overlay Innovative Retail Banking Platform

Driving growth, profitability and customer satisfaction

- New stores achieve profitability within 18 months in de novo, retail banking markets[(a)]
- Approximately 160 new stores expected in 2002; 230+ new stores planned in 2003
- Mystery shopping scores exceeding 90% on average[(b)]

(a) Based on current segment reporting methodology
(b) As of 9/30/02

Accelerating Our Growth Retail Strategy

Strategic Framework

Overlay Innovative Retail Banking Platform

New stores breakeven within 18 months*



Las Vegas
Phoenix
Atlanta
$40,000
$20,000
Breakeven $0
-$20,000
-$40,000
-$60,000
0
2
4
6
8
10
12
14
16
18
20
22
24
Month of Operation

* Based on current segment methodology

Accelerating Our Growth Retail Strategy

Strategic Framework

Overlay Innovative Retail Banking Platform

De Novo Market Production From Opening*

Extensive Market Research

Enter New Urban Markets

Months	0-6	7–12	13-18
Deposit Portfolio	$6.4M	$14.1M	$23.1M
# Checking Accounts	605	1,080	1,482
Fee Income	$133K	$321K	$495K
Mortgage Loan Orig.	$4.2M	$7.7M	$11.1M
Consumer Loan Orig.	$2.2M	$3.4M	$3.6M
Cross-sell Ratio	5.5	5.5	5.5

Growth Retailer of Consumer Financial Services

* Average per location for Las Vegas and Phoenix Occasio stores

Accelerating Our Growth Retail Strategy

Strategic Framework

Overlay Innovative Retail Banking Platform

Total Number of New Stores*



Months Open
13-18
7-12
0-6
18
55
54
0
10
20
30
40
50
60
Number of Stores

* As of 9/30/02

Accelerating Our Growth Retail Strategy

Strategic Framework

Overlay Innovative Retail Banking Platform

Home Savings Same-Store Sales[(a)]

	1999	2000	% change
# of Checking Accts[(b)]	2,728	3,273	20%
Consumer Lending Volume	$1,808,953	$4,096,047	126
Mortgage Lending Volume	$798,238	$1,134,766	42
Fee Income	$287,472	$454,480	58
FTE[(c)]	8.7	8.5	(2)

(a) Comparative results following acquisition; average of 222 unconsolidated former HSA financial centers
(b) As of the end of the period
(c) Monthly average for year

Accelerating Our Growth Retail Strategy

Strategic Framework

Overlay Innovative Retail Banking Platform

Bank United Same-Store Sales[a]

	Q2 & Q3 '01	Q2 & Q3 '02	% change
# of Checking Accts[b]	1,793	2,270	27%
Consumer Lending Volume[c]	$499,556	$2,217,211	344
Mortgage Lending Volume[c]	$64,512	$229,055	255
Fee Income[c]	$143,547	$241,032	68
FTE	5.7	6.2	9

(a) Comparative results following acquisition; average of 137 unconsolidated former BNKU financial centers
(b) As of the end of the period Q3 '01 and Q3 '02
(c) For 6 months ending Q3 '01 and Q3 '02

Accelerating Our Growth Retail Strategy

Strategic Framework

Overlay Innovative Retail Banking Platform

Early New York success

- Built on established #1 mortgage market position
- Dime deposit conversion equal to or better than past experiences
- Checking account openings up nearly 4x since July advertising launch
- Deposit balances up approximately $500 million from January 2002 levels
- Customer satisfaction exceeding pre-acquisition levels

Strategic Framework

Overlay Innovative Retail Banking Platform

Total Same-Store Sales[a]

	Per Location		
	YTD 9/30/01	YTD 9/30/02	% change
# of Checking Accts[b]	5,176	6,013	16%
Consumer Lending Volume	$4,925,124	$7,416,214	51%
Mortgage Lending Volume	$4,218,880	$4,843,578	15%
Fee Income	$755,975	$880,837	17%
FTE[c]	10.0	10.3	3%

(a) Average of 1,016 Banking & Financial Services financial centers operating during periods presented, reported as of the end of the period
(b) As of the end of the period
(c) Monthly average for the period

Accelerating Our Growth Retail Strategy

Strategic Framework

- Trail blaze with mortgage presence in nation's large MSAs
- Overlay innovative retail banking platform in select top 50 MSAs nationally
- Acquire new customers through relationship-building products:
  - Home Loans
  - Checking
- Aggressively cross-sell targeted products and services

Accelerating Our Growth Retail Strategy

Strategic Framework

Acquire New Customers Through Relationship-Building Products

Mortgage relationships drive additional loan and account balances[a][b]



Deposit Products and Investments
Consumer Loans (non-mortgage)
Avg Deposit - Consumer Loan Balances
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$176
$123
$299
402%
$1,500
$730
$770
282%
$5,723
$3,761
$1,962
64%
$9,410
$6,358
$3,052
23%
$11,561
$8,980
$2,581
At Opening
1 Year Later
2 Years Later
3 Years Later
4 Years Later

(a) Includes new households that opened a Mortgage Loan in September 1998, 1999, 2000, 2001, or 2002. Relationship balance includes all deposit, investment and consumer loan balances held by the households at the opening and subsequently each year thereafter.
(b) Weighted average balances per household

Accelerating Our Growth Retail Strategy

Strategic Framework

Acquire New Customers Through Relationship-Building Products

Free Checking: The start of a beautiful relationship

- Attracted more than 3.5 million households in the past decade
- Shows potential customers who we are, what we stand for and how we are different
- 70% of new checking account customers named "Free Checking" as a significant reason why they opened their account with Washington Mutual*
- Customers decide what adds value to their account
- Facilitates significant loan and account balance growth over time

* As of September 2002

Accelerating Our Growth Retail Strategy

Strategic Framework

Acquire New Customers Through Relationship-Building Products

Free Checking: Strong driver of loan and account balance growth[a][b]



Deposit Products and Investments
Mortgage and Consumer Loans
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$144
$1,267
$1,411
457%
$4,866
$3,003
$7,869
52%
$8,162
$3,826
$11,988
46%
$12,874
$4,662
$17,536
33%
$18,209
$5,152
$23,361
At Opening
1 Year Later
2 Years Later
3 Years Later
4 Years Later

(a) Includes new households that opened a Free Checking account in September 1998, 1999, 2000, 2001, or 2002. Relationship balance includes all deposit, investment, consumer loan and mortgage loan balances held by the households at the opening and subsequently each year thereafter.

(b) Weighted average balances per household

Accelerating Our Growth Retail Strategy

Strategic Framework

Acquire New Customers Through Relationship-Building Products

Platinum checking

- Approximately $650,000 accounts; $48.5 billion in deposits
- Acquisition strategy
  - Targeted to wealthier households
  - Grows core deposits - 50% new money; 18% new customers
  - Market Opportunity - Captures deposits during peak run off from the stock market
- Retention strategy
  - Contributed to Dime deposit stabilization 2 months following account conversion
  - Average 7.4 services = 97%+ retention
- Risk management
  - Priced weekly in 13 regions
  - Monitor continually based on acquisition/retention objectives

Accelerating Our Growth Retail Strategy

Strategic Framework

Acquire New Customers Through Relationship-Building Products

Platinum checking drives additional deposits and loans



$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Average Balances
64%
$11,306
$71,678
$100,293
At Opening*
1 Year Later

* September 2001 and 2002

Accelerating Our Growth Retail Strategy

Strategic Framework

- Trail blaze with mortgage presence in nation's large MSAs
- Overlay innovative retail banking platform in select top 50 MSAs nationally
- Acquire new customers through relationship-building products:
  - Home Loans
  - Checking
- Aggressively cross-sell targeted products and services

Accelerating Our Growth Retail Strategy

Strategic Framework

Aggressively Cross-sell(a)

Numbers in Thousands

Home Loans 6.0M Households - up 56%(b)
Checking 5.3M Households - up 21%(b)

	9/30/01	9/30/02	% Growth
Home Equity Loans/Lines of Credit	270	406	50%
Insurance Services	443	766	73%
Mutual Funds & Investments	417	441	6%
Other Retail Deposits	2,944	3,461	18%
Debit Cards	3,409	4,356	28%
Small Business	161	203	26%

Flagship products drive relationship strategy

(a) Represents number of households with product listed
(b) Households as of 9/30/02; growth rates from 9/30/01 to 9/30/02

Accelerating Our Growth Retail Strategy

Strategic Framework

Aggressively Cross-sell Targeted Products and Services

- 80% of new customers choose mortgage or checking products as first relationship
- 5.17 cross-sell ratio in households with retail banking relationships of 2 years or more
  - 3.51 coporate-wide cross-sell ratio

Accelerating Our Growth Retail Strategy

Strategic Framework

Aggressively Cross-sell Targeted Products and Services

Cross-selling significantly improves retention rate*



Retention Rate
100%
90%
80%
70%
60%
75.5%
87.4%
94.4%
96.4%
97.2%
1
2
3
4
5+
Number of Products

* Retention rate after one year

Accelerating Our Growth Retail Strategy

Strategic Framework

Aggressively Cross-sell Targeted Products and Services

Our cross-sell strategy leads to improving profitability per household



Profitability Factor
25
20
15
10
5
0
1.0x
1.9x
3.1x
3.9x
5.0x
5.8x
7.1x
8.3x
10.2x
22.8x
1
2
3
4
5
6
7
8
9
10+
Number of Accounts

Accelerating Our Growth Retail Strategy

Strategic Framework

Aggressively Cross-sell Targeted Products and Services

Significant upside for additional cross-sales



WaMu Household Penetration
40%
30%
20%
10%
0%
2%
3%
3%
6%
27%
34%
Business Deposits & Loans
Home Equity Loans / Lines of Credit
Mutual Funds & Investments
Insurance Services
Other Retail Deposits
Debit Cards

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

- Increase retail store coverage nationally
- Drive continuous improvement in key customer contact areas
- Leverage synergies across businesses

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Increase Retail Store Coverage Nationally

- Nearly 50% of U.S. households are represented in top 50 MSAs
- Targeting markets comprising 89% of households in top 50 MSAs
- Evaluating markets with:
  - A high dissatisfaction rate with other banks
  - Job growth/household growth
  - Marketing efficiency
- Augmenting existing network
- Effective way to expand a national consumer franchise

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Increase Retail Store Coverage Nationally

Where we stand today



Full footprint MSAs
Mortgage-only MSAs
(no retail banking presence)

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Increase Retail Store Coverage Nationally

Consumer household market share in top 50 MSA markets*



More than 40%
More than 30%
More than 20%
More than 10%
Less than 10%

*As of 9/30/02

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Drive Continuous Improvement

2001- First half of 2002: The "Perfect Storm"

- Multiple acquisitions/integrations/conversions
- Unprecedented refinance market
- Deployment of new technology
- Migration of loan fulfillment centers

Opportunities to Grow Customer Relationships

Drive Continuous Improvement

Clearer skies ahead

- Improvements immediately implemented:
  - Mortgage loan servicing migrated to 24 hours, 7-days-a-week
  - Expanded loan servicing information on Internet
  - Integrated customer data linked across product lines for customer service representatives

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Drive Continuous Improvement

Integrations of acquired entities are complete

- ✓ Bank United
- ✓ Fleet Mortgage
- ✓ Dime/NAMC
- ✓ PNC Mortgage
- ✓ HomeSide

Integration Timeline

	BU Q2 '01	PNC Q3 '01	Fleet Q2 '02	HomeSide Q4 '02*	NAMC Q4 '02 (IntelliView)	Alltel to IntelliView (Commence in Q4 '03)
# of Loans	0.3 million	0.8 million	1.6 million	1.9 million	0.5 million	

* Acquisition of the operations and technology of HomeSide Lending, Inc. occurred in Q1 '02

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Drive Continuous Improvement



Loan servicing: First call resolution above corporate goal
80% Corporate Goal
90% Corporate Goal
72%
75%
72%
74%
77%
81%
78%
80%
81%
Jan
Feb
Mar
Apr
May
Jun
July
Aug
Sept
2002
Issues resolved within promised deadline
93%
88%
94%
July
Aug
Sept
2002

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Drive Continuous Improvement

Optis deployment will drive operational efficiencies


2001
Q2 '02 - Q3 '03
2003
Complete
In Deployment
In Development
OPTIS™ .1
Speed of Decision
OPTIS™ Value
Automated Appraisal Decisioning
OPTIS™ .2
Reliability of Close
OPTIS™ .3
Extending to all channels and products

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Drive Continuous Improvement

Pre-Operational Migration


HL&IS Operations
Retail LFCs (19)
Retail (380)
Wholesale LFCs (21)
Servicing Sites (10)
Consumer Direct (7)
Specialty LFCs (5)
Correspondent (3)
LFCs = Loan Fulfillment Centers

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Drive Continuous Improvement

Post-Operational Migration



HL&IS Operations
Retail LFCs (19)
Wholesale LFCs (21)
Servicing Sites (6)
Consumer Direct (7)
Specialty LFCs (5)
Correspondent (3)

LFCs = Loan Fulfillment Centers

Opportunities to Grow Customer Relationships

Drive Continuous Improvement

Customers who would refer their friends to their bank*


66%
81%
Big Banks
Washington Mutual

*In all markets served by Banking & Financial Services financial centers as of 9/30/02

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Leverage Synergies Across Businesses

Single-service mortgage households have propensity to buy key products*



Not interested
Don't have now but plan to get
Have product elsewhere
12%
3%
85%
88%
54%
12%
34%
46%
Deposit Accounts
Home Equity Loans/Lines of Credit

*As of 9/30/02, Washington Mutual propriety research

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Leverage Synergies Across Businesses

… And a propensity to buy from WaMu*



42%
39%
19%
58%
40%
32%
28%
60%
Not interested
Considering purchase from WaMu
Definitely interested
Deposit Accounts
Home Equity Loans/Lines of Credit

*As of 9/30/02, Washington Mutual propriety research

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Leverage Synergies Across Businesses

Likewise, depositors will look to us for their mortgage*



15%
37%
48%
85%
Not interested
Considering purchase from WaMu
Definitely interested
Home Loans

* As of 9/30/02, Washington Mutual propriety research

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Leverage Synergies Across Businesses

Significant household acquisition opportunity

- Continue build-out of full-footprint MSAs
  - Opportunity: 2.6+ million potential new households
- Selectively overlay retail banking platform in new metropolitan markets
  - Opportunity: 3.8+ million potential new households
- Achieve 30%+ consumer household penetration in all current and future full-footprint MSAs
  - Opportunity: 6.4+ million potential new households

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Leverage Synergies Across Businesses

Exceptional potential for additional cross-sales

- Approximately 39% of U.S. mortgage households have a home equity loan or line of credit
- Less than 3% of Washington Mutual mortgage households have a home equity loan or line of credit with the company
  - Lending opportunity: $50+ billion in higher margin loans

Accelerating Our Growth Retail Strategy

Opportunities to Grow Customer Relationships

Leverage Synergies Across Businesses

Exceptional potential for additional cross-sales

- Increase household cross-sell ratio to current retail banking level of 5.17 in 6.4 million new households
- Key areas of focus
  - HELOC
  - Platinum Checking
  - Insurance
  - Financial Services (Mutual Funds/Annuities)

Accelerating Our Growth Retail Strategy

Summary

- Unique focus on middle-market consumers will drive continued growth and profitability
- Significant opportunities to grow households organically
- Accelerating cross-sell efforts to deepen relationships with customers
- Unified effort to leverage synergy across all businesses and channels
- Well positioned to become America's No. 1 growth retailer of consumer financial services

Washington Mutual

Washington Mutual

Investor Day

December 11, 2002

Financial Risk Management

Tom Casey
Chief Financial Officer

Forward Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended September 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin, along with the potential decreases in mortgage loan volumes and a corresponding reduction in gain from mortgage loans; the impact of falling interest rates may accelerate mortgage prepayment rates, which would increase the impairment on mortgage servicing rights ("MSR") and may result in balance sheet shrinkage causing a potential reduction in net interest income; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Financial Risk Management

Key Priorities

- Strong Operating Mechanisms
- Actively Manage Financial Risks
- Enhance Communication and Relationship with Shareholders and Investors
- 2003 Planning Assumptions

Financial Risk Management

Strong Operating Mechanisms

Rigorous Operating Reviews

- Consistent framework focused around:
  - Customers
  - Process improvement
  - Cost management
  - Cross-sell metrics and goals
- Detailed business reviews

Continue to Build on Current Management Practices

Financial Risk Management

Strong Operating Mechanisms

Financial Discipline and Metrics

- Allocation of capital
- Strong operating metrics to drive execution
- Acquisition discipline and analytics
- Consistent across business units

Financial Risk Management

Strong Operating Mechanisms

Productivity Mindset and Toolkit

- Costs ↓ growth ↑ → shift cost base to high growth initiatives (e.g. retail stores, consumer loans)
- Rationalize infrastructure post acquisition
- Drive synergies
- Leverage cost take-out tools

Drive Execution of Strategic Initiatives

Financial Risk Management

Actively Manage Financial Risks

- Demonstrated ability to manage net income volatility throughout multiple interest rate environments
- Key risk areas:
  - Mortgage servicing rights
  - Net interest margin

Financial Risk Management

Actively Manage Financial Risks

Our Approach:

People

- Diversified Team
  - Derivatives trading experts with 40+ yrs. experience
  - Broad capital markets expertise
  - Asset/liability management
  - Mortgage servicing experts
- **External experts validate approach and capabilities**
- **Extensive modeling skills**

Process

- Daily monitoring
- Pre-established risk profiles
- Rigorous scenario testing
- Ongoing calibration of risk and offsets
- Quarterly "outside-in" reviews
- Decomposition of risk sensitivities

Technology

- State of the art analytical tools
- Integrated scalable platforms
- Extensive modeling capabilities
- Dedicated IT team

People + Process + Technology =
Effective Risk Management

Financial Risk Management

Actively Manage Financial Risks

Our Process:

Bound

- Key risk drivers identified
- Statistical tools used to forecast outcomes
- Additional market risks incorporated into analysis

Manage

- Clear identification of risk parameters
- Broad-based team designs approach
- Pre-set control limits

Monitor

- Daily variance analysis monitors leading indicators
- Ongoing updates to statistical models
- Strategic alternatives analyzed

Optimize

- Deploy "smart tools" to optimize performance
- Daily assessment of risk/return trade-offs

Tactical Actions Connected to Long-Term Strategy

Financial Risk Management

Actively Manage Financial Risks

Our Business Model:

Interest Rates	Balance Sheet	Income Statement
Rising	Portfolio growth MSR Portfolio Value ↑	Net interest margin Gain from mortgage loans ↓ Increasing servicing income ↑
Falling	Portfolio growth ↓ MSR Portfolio Value	Declining servicing income ↓ Net interest income Gain from mortgage loans ↑

Market Sensitive Business…with Economic Offsets

Financial Risk Management

Actively Manage Financial Risks

Our Results:



U.S. Treasury Curve
6%
5%
4%
3%
2%
1%
09/30/01
01/01/02
09/30/02
3M
6M
2y
5y
10y
30y

- **Net interest margin**

2001		2002		
Q3	Q4	Q1	Q2	Q3
3.53%	3.80%	3.74%	3.54%	3.36%

- **EPS**

2001		2002			
Q3	Q4	Q1	Q2	Q3	Q4
$0.94	$0.97	$0.98	$1.01	$1.01	$1.02e*

*First Call consensus as of 12/2/02

Consistent Financial Results Through Challenging Interest Rate Environments

Financial Risk Management

Enhance Communication & Relationship with Investors

- Listen to investor concerns
- Translate our performance with financial and operating metrics
- Address specific risk areas
- Continue to drive transparency of results

Committed to Working With You as
We Continue to Drive Shareholder Value

Financial Risk Management

2003 Planning Assumptions

	2003 Planning Assumptions
Average asset growth	5.00% - 10.00%
Average net interest margin	3.00 - 3.25
Average deposit growth	5.00 - 10.00
Growth in noninterest expense	< 5.00
Maintain tangible common equity/total assets	> 5.00

- Noninterest income as a percentage of net interest income and noninterest income will increase by 2 points
- Provision and net charge offs will tend to converge over near term

Washington Mutual

Washington Mutual

Investor Day

December 11, 2002

Credit Risk Management

Jim Vanasek
Chief Credit Officer

Outline

- Our Disciplined Approach
  - Areas of Focus
  - Corporate Credit Risk Management Functions
  - Credit Management Team
  - Control Processes
  - Development of Strong Credit Culture
- Credit Risk Profile
- Key Credit Initiative
- Our View of Current Issues
- What's Ahead

Our Disciplined Approach

Areas of Focus

- Active reserve management
- Control of event risk
- Continuous improvement of metrics and modeling
- Talent and training

Areas of Focus

Active Reserve Management

- Focus on the provision versus net charge offs
- Focus on allowance to net charge off ratio
- Provision and net charge offs will tend to converge over near term

Credit Risk Management

Our Disciplined Approach

Corporate Credit Risk Management Functions

- Enterprise-wide responsibilities
  - Policy approval
  - Performance monitoring and forecasting
  - Scoring model development
  - Reserve management
  - Counter-party monitoring and approval
- Oversight of senior business line credit officers via dotted line reporting

Our Disciplined Approach

Credit Management Team

- Blend of extensive commercial and thrift experience
- Backgrounds include: Norwest/Wells Fargo, Bank of America/Nations, First Interstate, Fair Isaac, Dime, Deloitte & Touche, Accenture and various regulatory agencies
- Combined credit experience of 5 Senior Loan Committee members = 120 years

Credit Risk Management

Our Disciplined Approach

Credit Management Team

- Areas of enterprise-wide responsibility and management
  - Strategic risk analytics
  - Commercial credit oversight
  - Loan review, credit training

Credit Risk Management

Our Disciplined Approach

Control Processes

- Quarterly business reviews
- Quarterly problem loan reviews
- Credit Policy Committee
- Front end guidance
- Senior Loan Committee
- Counter-party approval
- Credit training program
- Loan review

Credit Risk Management

Our Disciplined Approach

Development of Strong Credit Culture

- Post merger culture evolution
- Constant communication
- Accountability

Credit Risk Profile

Lower credit risk profile than super regional and money center banks

Credit Risk Management

Credit Risk Profile

Lower Than Top Banking Institutions[a]

WaMu Loan Mix[b]


CRE[c]
5%
C&I
3%
Multi-family
10%
Consumer
11%
1-4 Family
Mortgages
71%

Source: Company 10Q as of 9/30/02

Top Banking Institutions Loan Mix[b]


CRE[c]
10%
Multi-family
1%
C&I
26%
Other
16%
Consumer
24%
1-4 Family
Mortgages
23%

Source: Most recent SNL Regulatory Filings as of 6/30/02

(a) Top Banking Institutions include C, BAC, WFC, WB, JPM, ONE, USB, FITB and FBF
(b) Using loan mix categories reported by top banking institutions for comparability, which differs from WaMu reported categories and includes loans held for sale
(c) Includes construction and commercial real estate loans

Credit Risk Management

Credit Risk Profile

Lower Than Top Banking Institutions

Net Charge Off Ratio[a]



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.26%
0.43%
0.80%
0.97%
1.01%
1.16%
1.69%
1.92%
2.06%
2.28%
WM
FITB
WB
WFC
BAC
USB
ONE
JPM
FBF
C

Source: SNL DataSource for Top Banking Institutions
Company 10Q for WM

Allowance for Loan and Lease Losses[b]/ Annualized Net Charge Offs[c]



5x
4x
3x
2x
1x
0
4.2
3.6
2.3
2.2
2
1.9
1.8
1.5
1.4
1.2
WM
FITB
WB
WFC
BAC
USB
ONE
FBF
JPM
C

Source: SNL DataSource for Top Banking Institutions
Company 10Q for WM

(a) YTD 9/30/02 annualized net charge offs as a percentage of average loans held in portfolio YTD 9/30/02
(b) As of 9/30/02
(c) YTD 9/30/02

Credit Risk Management

Credit Risk Profile

Risk Exposure by Geography



FL 4%
NY 3%
TX 2%
OR 5%
WA 11%
CA 54%
Other 21%
12/31/00



TX 4%
FL 4%
OR 4%
NY 7%
WA 7%
CA 47%
Other 27%
9/30/02

Credit Risk Management

Credit Risk Profile

Owned Loan Portfolio Delinquency* to Total Loans



in millions
$4,500
$4,000
$3,500
$3,000
Delinquency $
Delinquency %
4.00%
3.00%
2.00%
1.00%
0.00%
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02

* Two or more payments past due including nonaccrual

Credit Risk Management

Credit Risk Profile

Nonperforming Assets

in millions	12/31/01	3/31/02	6/30/02	9/30/02
Nonaccrual loans	$2,030	$2,391	$2,232	$2,188
+ Foreclosed assets	228	267	274	309
= Nonperforming assets	$2,258	$2,658	$2,506	$2,497

Credit Risk Management

Credit Risk Profile

Nonperforming Assets to Total Assets



Nonperforming $
Nonperforming %
in millions
$3,000
$2,500
$2,000
$1,500
1.00%
0.80%
0.60%
0.40%
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02

Credit Risk Management

Credit Risk Profile

Allowance for Loan and Lease Losses, Provision and Net Charge Offs



in millions
ALLL
Provision
Net Charge Offs
$2,000
$1,600
$1,200
$800
$400
$0
$1,295
$200
$75
$1,404
$200
$97
$1,621
$175
$99
$1,665
$160
$116
$1,705
$135
$88
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02

Key Credit Initiative

Maximize Application of Data-Driven Technology (Credit and Behavioral Scoring)

- "Success" model for consumer loans
- New proprietary model in development for mortgage loans
- Planned integration of consumer and mortgage models to enhance cross-sell initiatives

Our View of Current Issues

Is There a Housing Price "Bubble"?

- Issues
  - Local supply/demand equation
  - Overall affordability
  - Local unemployment picture
  - Price appreciation/depreciation propensity
  - Interest rates

Our View of Current Issues

Is There a Housing Price "Bubble"?

- Our approach
  - Monitoring of 182 MSAs
  - Dynamic risk-adjusted credit scoring process based upon local market credit conditions

What's Ahead

- Maximize application of data-driven technology
- Enhance focus on pricing for risk
- Maintain disciplined approach to reserving and underwriting
- Focus on talent and training
- Manage to maintain lower credit risk profile than super regional or money center institutions

Washington Mutual

Washington Mutual

Investor Day

December 11, 2002

Enterprise Risk Management

Bill Longbrake
Vice Chair, Enterprise Risk Management

Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended September 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin, along with the potential decreases in mortgage loan volumes and a corresponding reduction in gain from mortgage loans; the impact of falling interest rates may accelerate mortgage prepayment rates, which would increase the impairment on mortgage servicing rights ("MSR") and may result in balance sheet shrinkage causing a potential reduction in net interest income; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Enterprise Risk Management

ERM Overview

- WaMu manages three types of risk
  - Financial Risk
    - Impact of interest risk movements on net income
  - Operational Risk and Compliance
  - Credit Risk
- Growth of WaMu requires an enterprise wide approach to risk management, which is not in place
  - Enterprise Risk Management Division
  - Chief Enterprise Risk Officer
  - Heightened visibility of risk management processes and objectives throughout WaMu
- Strong Enterprise Risk Management favorably influences financial performance

ERM Objectives

- Develop thorough knowledge of all businesses
- Identify and quantify risks
- Develop solutions that manage risk in partnership with business and support areas
- Achieve business objectives

Why ERM?

Performance, Consistency and Transparency


Metrics &
Reporting
Business Risk
Reassessment
Objectives
and
Risk
Tolerances
Risk Policies
Risk
Management
Processes
Financial
Performance
Strategy & initiatives

Enterprise Risk Management

Roles of ERM

Comprehensive Business-Wide Capability

Enterprise Risk Management

Risk Identification

- Economy
- Public policy
- Regulatory
- Strategic business initiatives
- Mergers and acquisitions
- Significant internal change events

Risk Measurement

- Evaluates business risk limits and measurement
- Validates models and assesses model risk
- Validates assumptions and results used for stress testing and back testing
- Assesses the valuation process and monitors adjustments
- Measures risk based capital requirements
- Analyzes risk-adjusted return measures
- Assesses performance of risk management strategies and execution

Risk Management

- Maintains written policies, guidelines and standards
- Develops procedures for routine and exception reporting,
- Ensures appropriate checks and balances, written procedures and controls at the business unit level
- Tracks and assesses overall risk

Risk Oversight

- Reviews compliance with corporate policies, guidelines and standards
- Oversees compliance with risk limits
- Monitors regulatory compliance
- Monitors compliance with code of ethics
- Assesses existence, validation, and reviews of business and support areas' risk self-assessment procedures

Risk Solutions

- Provide technical resources
- In conjunction with business units, establishes risk limits
- Allocates capital to the business units for operational risk
- Creates risk management culture - provide education across organization

Enterprise Risk Management

ERM - Governance Model

ERM is responsible for developing, communicating, and implementing an enterprise-wide view of the sustainable process for managing risks



Board Risk Committees
Management Risk Committees
Enterprise Risk Management
Financial Risk
Operational Risk and Compliance
Credit Risk
Business Unit Risk Management Teams

ERM Activities to Date

- Formed the Corporate Executive Compliance Committee, composed of business segment presidents and other key members of the Executive Committee
- Established Risk Management Solutions Department to oversee operational risk and compliance
- Created Market Risk Committee to oversee market risk management
  - Members comprised of senior financial officers responsible for various capital markets activities
  - Enhancing Asset/Liability Investment Policy, guidelines, procedures and standards
  - Establishing market risk limits

Washington Mutual

Washington Mutual

Investor Day

December 11, 2002

Kerry Killinger
Chairman, President and CEO

Concluding Remarks

Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended September 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin, along with the potential decreases in mortgage loan volumes and a corresponding reduction in gain from mortgage loans; the impact of falling interest rates may accelerate mortgage prepayment rates, which would increase the impairment on mortgage servicing rights ("MSR") and may result in balance sheet shrinkage causing a potential reduction in net interest income; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Concluding Remarks

Today's Key Takeaways - A Recap

- Growth retailer of consumer financial services
- Significant opportunities to grow and leverage consumer households organically
- Strong disciplined risk management strategies
- Credit risk profile lower than national banking competitors
- Well positioned to achieve business objectives and deliver superior shareholder return

Concluding Remarks

WaMu - A High Performing Company

Achieve Financial Targets

	YTD 9/30/02	Targets 2000-2004
Return on average common equity	19.78%	>20.00%
EPS growth	14.45[a]	>13.00
Efficiency ratio	47.64[b]	<45.00
NPA/Total assets	0.95[c]	<1.00
Common equity/total assets	7.51[c][d]	>5.00
Total risk-based capital	11.16[c][d][e]	>11.00

(a) Increase in earnings per share from 1/1/02 through 9/30/02 over 1/1/01 through 9/30/01
(b) Excludes amortization of intangible assets amortizable under GAAP
(c) As of 9/30/02
(d) Excludes unrealized net gain/loss on available-for-sale securities and derivatives
(e) Estimate of WMI's total risk-based capital if it were a bank holding company that complied with Federal Reserve Board capital requirements

Concluding Remarks

WaMu - A High Performing Company

EPS Growth(a)

CAGR - WM: 19%; S&P 500: (4)%(b)



$0.33
$0.34
$0.34
$0.43
$0.41
$0.43
$0.37
$0.42
$0.46
$0.49
$0.51
$0.49
$0.53
$0.55
$0.56
$0.55
$0.55
$0.61
$0.57
$0.62
$0.76
$0.91
$0.94
$0.97
$0.98
$1.01
$1.01
1996
1997
1998
1999
2000
2001
2002
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

(a) Excludes SAIF assessment in Q3 1996 and transaction-related charges (all applicable periods); includes acquired companies only after date of merger

(b) Historical S&P 500 EPS growth calculated from Q1 '96 to Q2 '02; source: Standard & Poor's

Concluding Remarks

WaMu - A High Performing Company

WaMu's EPS Growth[(a)] Compared to Top Banking Institutions



CAGR 1997-2001
30%
20%
10%
0%
-10%
-20%
-30%
22%
18%
13%
5%
3%
3%
0%
-3%
-16%
-23%
-26%
WM
C
STI
USB
ONE
WFC
BAC
S&P 500[(b)]
WB
FBF
JPM

(a) Growth in originally reported earnings per share of the S&P 500 and the top banks based on their asset size as of 9/30/02; Source: SNL DataSource
(b) Source: Standard & Poor's

Concluding Remarks

WaMu - A High Performing Company

Cumulative Value of $100 Investment[a]



CAGR(b) : WM 23%
S&P 500 10%
WM
S&P 500 Index
$1,600
$1,200
$800
$400
$0
$1,361
$315
3/31/90
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
3/31/02
6/30/02
9/30/02

(a) Assumes an initial investment of $100 at 3/31/90 and reinvestment of dividends since 3/31/90 when current management team was formed.
(b) CAGR calculated from 3/31/90 through 9/30/02

Concluding Remarks

Washington Mutual